           Morgan Stanley Institutional Fund Trust Municipal Portfolio
                          Item 77(O) 10F-3 Transactions
                        October 1, 2006 - March 31, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Philad  3/15/    -     $105.3 $345,03  2,000,    0.58%  0.27%   Sieber  Sieber
elphia    07             2     5,000     000                      t        t
  PA                                                            Brandf  Brandf
 Water                                                           ord      ord
   &                                                            Shank    Shank
 Waste                                                          & Co.,
 5.00%                                                           LLC,
  due                                                           Citigr
8/1/20                                                           oup,
  11                                                             UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Popula
                                                                  r
                                                                Securi
                                                                 ties

Philad  3/15/    -     $106.3 $345,03  3,005,    0.87%  0.42%   Sieber  Sieber
elphia    07             2     5,000     000                      t        t
  PA                                                            Brandf  Brandf
 Water                                                           ord      ord
   &                                                            Shank    Shank
 Waste                                                          & Co.,
 5.00%                                                           LLC,
  due                                                           Citigr
8/1/20                                                           oup,
  11                                                             UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Popula
                                                                  r
                                                                Securi
                                                                 ties

Philad  3/15/    -     $107.1 $345,03  3,000,    0.87%  0.42%   Sieber  Sieber
elphia    07             7     5,000     000                      t        t
  PA                                                            Brandf  Brandf
 Water                                                           ord      ord
   &                                                            Shank    Shank
 Waste                                                          & Co.,
 5.00%                                                           LLC,
  due                                                           Citigr
8/1/20                                                           oup,
  11                                                             UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Popula
                                                                  r
                                                                Securi
                                                                 ties